                                                                  EXHIBIT (i)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 82 to the Registration Statement of Eaton Vance Municipals Trust (1933 Act File No. 33-572) of my opinion dated September 25, 1998, which was filed as Exhibit (i) to Post-Effective Amendment No. 73.


                                  /s/ Maureen A. Gemma
                                  Maureen A. Gemma, Esq.


January 25, 2000
Boston, Massachusetts